UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

DLH HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
SEC 1913 (02-02)		Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

{N0208086 }

DLH HOLDINGS CORP.
3565 Piedmont Road, NE
Building 3, Suite 700
Atlanta, Georgia 30305

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on March 21, 2019

Date, Time and Location

You are cordially invited to the Annual Meeting of Shareholders of DLH Holdings Corp., a New Jersey corporation (the “Company”), to be held at the offices of Becker & Poliakoff, LLP, 45 Broadway, 17th Floor, New York, NY 10006, on March 21, 2019 at 10:00 a.m. local time.

Agenda

The agenda for the annual meeting is as follows:

1.To elect eight (8) directors nominated by the Board and named in this Proxy Statement to serve until the Company’s 2020 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.To hold a non-binding advisory vote on the compensation of our named executive officers;

3.To hold a non-binding, advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

4.To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and

5.To transact such other business that may properly be brought before the annual meeting or any adjournment or postponement of the annual meeting.

Record Date and Voting

The record date for the annual meeting is January 22, 2019. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A list of record shareholders will be available for inspection at the offices of our counsel, Becker & Poliakoff, LLP, located at 45 Broadway, New York, New York 10006 for a period of ten days before the annual meeting.

Whether or not you plan to attend, to ensure that your shares are represented and voted at the meeting, please either vote your shares electronically over the internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting.

{N0208086 }

Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the annual meeting of shareholders.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders on March 21, 2019

The Proxy Statement and our 2018 Annual Report to Shareholders are available at:
http://www.cstproxy.com/dlhcorp/2019

By Order of the Board of Directors
/s/ VICTOR J. DIGIOIA Victor J. DiGioia
Dated: January 28, 2019	Secretary

{N0208086 }

{N0208086 }

DLH HOLDINGS CORP.
3565 Piedmont Road, NE
Building 3, Suite 700
Atlanta, Georgia 30305

PROXY STATEMENT
For
Annual Meeting of Shareholders
to be held on March 21, 2019
This proxy statement and the accompanying form of proxy are being furnished to you as a shareholder of DLH Holdings Corp., a New Jersey corporation (“DLH” or the “Company”), in connection with the Annual Meeting of Shareholders to be held on March 21, 2019 at 10:00 a.m. (Eastern time) at the offices of Becker & Poliakoff, LLP, 45 Broadway, 17th Floor, New York, NY 10006, and at any adjournment or postponement of the meeting. This proxy statement and the accompanying form of proxy is being made available on or about January 28, 2019 to shareholders entitled to vote at the annual meeting.
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
On January 22, 2019 (the “Record Date”), there were issued and outstanding 12,036,161 shares of common stock. Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting and any adjournment thereof. Each share of common stock is entitled to one vote on each matter submitted to shareholders. Voting is on a non‑cumulative basis. Shares of our common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the eight (8) directors nominated by the Board of Directors and named in this proxy statement;

2.	FOR the resolution approving, by non-binding vote, the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

3.	FOR the recommendation, by non-binding vote, of every year as the frequency of future advisory votes on executive compensation;

4.	FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and

5.
FOR such other matters as may be properly brought before the meeting, and any adjournment or postponement thereof, and for which the persons named on the enclosed proxies determine, in their sole discretion, to vote in favor.

INTERNET AVAILABILITY OF PROXY MATERIALS
We are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On January 28, 2019 we mailed to our shareholders (other than those who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs our shareholders on how to access their proxy card to vote through the Internet or by telephone.
This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if a shareholder would prefer to receive printed proxy materials, the shareholder may

{N0208086 }    1

follow the instructions included in the Notice of Internet Availability. If a shareholder has previously elected to receive our proxy materials electronically, that shareholder will continue to receive these materials via e-mail unless he or she elects otherwise.
Quorum
Under our bylaws, the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock is necessary to constitute a quorum permitting action to be taken at the annual meeting. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non‑votes are counted as present at the annual meeting for the purpose of determining the presence of a quorum.
Vote required
Proposal 1. The shareholders will vote to elect eight (8) directors to serve until the Company’s 2020 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of the Company’s common stock present and voting at the annual meeting, with the eight (8) nominees receiving the highest vote totals to be elected. Shareholders may vote “FOR” OR “WITHHOLD AUTHORITY.” Votes indicating “WITHHOLD AUTHORITY” will be counted as a vote against the nominee. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote of Proposal 1. If your shares are held by your broker in “street name,” and you do not furnish voting instructions to your broker, your brokerage firm may not vote your shares on Proposal 1. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 1 if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.

Proposal 2. To approve Proposal 2, we must receive the affirmative vote of at least a majority of the votes cast at the annual meeting by our shareholders. For Proposal 2, a shareholder may indicate “FOR,” “AGAINST” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to Proposal 2, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. This vote is advisory only and not binding on the Company. Although this is advisory, we, our Board of Directors, and the Management Resources and Compensation Committee of the Board value the opinions of our shareholders and expect to take the outcome of this vote into account when considering future compensation arrangements for our executive officers. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 2 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.
Proposal 3. With respect to Proposal 3, the approval of the frequency of the advisory vote on executive compensation requires the favorable vote of a majority of votes cast unless none of the three frequency choices receives a majority, in which case the choice that receives the plurality of votes cast will be considered approved. For Proposal 3, the proxy card provides spaces for a shareholder to vote for the option of every one year, two years or three years as the frequency with which shareholders will have an advisory vote on executive compensation, or to abstain. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. If none of the three frequency options receives the vote of the holders of a majority of the votes cast, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes cast by shareholders to be the frequency that has been recommended by shareholders. This vote is advisory only and not binding on the Company. The Board of Directors may decide that it is in the best interest of our shareholders and the Company to hold future executive compensation advisory votes more or less frequently, but will in no case hold them less frequently than every three years.
Proposal 4. To approve Proposal 4, the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2019, we must receive the affirmative vote of at least a majority of the votes cast at

{N0208086 }    2

the annual meeting by our shareholders for each proposal. For Proposal 4, a shareholder may indicate “FOR,” “AGAINST,” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to this proposal, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. Brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal 4 as well as to vote their customers’ shares on this proposal where the customers have not furnished voting instructions within a specified period of time prior to the annual meeting.
A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, bank, or other agent, it can vote your shares only with respect to discretionary items, but not with respect to non‑discretionary items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and include the ratification of the selection of our independent registered public accounting firm (Proposal 4). On non‑discretionary items for which you do not give instructions to your broker, bank or other agent, the shares will be treated as broker non-votes. Proposals 1, 2 and 3 are considered non‑discretionary proposals and you must give instructions to your broker, bank or other agent in order to vote your shares with respect to these proposals.
Any other matter submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the annual meeting of shareholders. The Board of Directors is not currently aware of any such other matters. If any other matter does properly come before the annual meeting, the Board of Directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment.
Manner of Voting
Voting by Proxy - Shareholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “shareholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card. Instructions for voting via the internet, by telephone and by mail are summarized below.

By Internet-If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.

By Telephone-You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the Notice of Internet Availability.

By Mail-You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.

If you are a shareholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the Internet or by telephone. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted:

{N0208086 }    3

•	FOR the election of the eight (8) directors nominated by our Board of Directors and named in this proxy statement (Proposal 1);

•	FOR the approval, by non-binding vote, of the compensation of our named executive officers (Proposal 2);

•	FOR the recommendation, by non-binding vote, of every year as the frequency with which shareholders will have an advisory vote on executive compensation (Proposal 3); and

•	FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2019 (Proposal 4).

If any other business properly comes before the shareholders for a vote at the annual meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy - Shares Held in Street Name
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and internet voting are usually available to shareholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. However, as explained above, if you hold your shares in street name you must cast your vote if you want it to count for proposals 1, 2 or 3; no votes will be cast on your behalf on such proposals if you hold your shares in street name and you do not instruct your bank or broker how to vote. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (proposal 4 of this proxy statement).
Voting In Person at the Annual Meeting

If you choose to vote in person, you can attend the annual meeting and cast your vote in person. Whether or not a shareholder plans to attend the meeting, the shareholder should vote by proxy to ensure his or her vote is counted. A shareholder may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, a shareholder of record may come to the meeting and we will provide the shareholder with a ballot. Shareholders who hold their shares through a broker, bank or nominee and wish to vote at the meeting must bring to the meeting a legal proxy from the broker, bank or nominee issued in the shareholder’s name and confirming their beneficial ownership of the shares to be voted.

Revocation of Proxies
Any proxy may be revoked at any time before it is voted at the annual meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the secretary of DLH either in writing prior to the annual meeting or in person at the annual meeting. Revocation is effective only upon receipt of such notice by the secretary of DLH. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

{N0208086 }    4

Solicitation of Proxies
We will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.
Annual Report
Our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, including financial statements, is being made available to our shareholders along with this proxy statement. Any reference in this proxy statement to the “year” or the “fiscal year” means DLH’s fiscal year commencing October 1, 2017 to and including September 30, 2018, unless otherwise specifically indicated.

Principal Offices
The principal executive offices of DLH are presently located at Piedmont Center, 3565 Piedmont Road, NE, Building 3, Suite 700, Atlanta, Georgia 30305. Our telephone number is (866) 952-1647.
Recommendation of the Board of Directors
The recommendations of our Board of Directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our Board of Directors recommends a vote:

•	FOR the election of the eight (8) directors nominated by our Board of Directors and named in this proxy statement (see PROPOSAL 1);

•	FOR the approval, by non-binding vote, of the compensation of our named executive officers (see PROPOSAL 2);

•	FOR the recommendation, by non-binding vote, of an advisory vote on executive compensation every year (see PROPOSAL 3); and

•	FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2019 (see PROPOSAL 4).

With respect to any other matter that properly comes before the meeting, or any adjournment or postponement, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.
PROPOSAL 1
ELECTION OF THE BOARD OF DIRECTORS

General

Eight nominees are currently standing for election to the Board. Under our Amended and Restated Certificate of Incorporation, each of the nominees standing for election at this Annual Meeting would, if elected, serve for a term beginning on the date of election and ending at the 2020 Annual Meeting of Shareholders or until his or her earlier resignation or removal.

{N0208086 }    5

Nominees

Our Board of Directors currently consists of eight members elected for a term of one year and until their successors are duly elected and qualified. The names of the eight nominees for director, their current positions and offices, and tenure as a DLH director, are set forth in the table below. The affirmative vote of a plurality of the votes cast, voting together as a single class at the Annual Meeting of shareholders, is required to elect the nominees to the Board of Directors. In the absence of contrary instructions, the proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees for director listed below. In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy, if any. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies they receive for the nominees listed below. As of the date of this Proxy Statement, the Board is not aware of any nominee who will be unable or will decline to serve as a director. No family relationship exists between any of our nominees for election as a director and other directors or executive officers of DLH.
Information regarding the director nominees is set forth below under the heading “Business Experience of Directors and Nominees.” Each nominee, if elected, will hold office for a one-year term until the annual meeting of shareholders to be held in 2020 and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. On December 28, 2018, we had reported that James P. Allen, who has served on our Board of Directors since July 2017, notified us that he had decided not to stand for re-election at the Annual Meeting. However, following further consideration, he subsequently agreed to stand for reelection and on January 21, 2019, the Board of Directors nominated Mr. Allen for reelection to the Board at the Annual Meeting.
All of the nominees are current DLH directors standing for reelection. With the exception of Mr. Parker, who serves as our President and Chief Executive Officer, all of the nominees for election to the Board of Directors have been determined by our Board to be independent. The Board of Directors have reviewed the qualifications of each of the nominees and based on the recommendation of the Nominating and Corporate Governance Committee, has approved submitting the following nominees listed below for election to the Board of Directors at the Annual Meeting.

Name	Position with Company	Age	Director Continuously Since
William H. Alderman	Director	56	2007
James P. Allen	Director	70	2017
Martin J. Delaney	Director	76	1998
Dr. Elder Granger	Director	65	2014
Dr. Frances M. Murphy	Director	64	2016
Zachary C. Parker	Director, President and Chief Executive Officer	61	2010
Frederick G. Wasserman	Chairman of the Board	64	2007
Austin J. Yerks III	Director	72	2012
Business Experience of Board of Directors and Nominees
William H. Alderman joined the Board of Directors in January 2007. Mr. Alderman has over 20 years’ experience providing investment banking services across multiple industries, with a particular expertise in financings, and mergers and acquisitions in the aerospace and defense industry. Since March 2001, Mr. Alderman has been the President of Alderman & Company, a securities broker specializing in the aerospace and defense industries. Mr. Alderman started his career at Bankers Trust Company and has held senior positions in investment management and corporate development at GE Capital (1990-1995), Aviation Sales Company (1996-1999), and as Managing Director of the aviation investment banking practice of Fieldstone Investments (1999-2001). Mr. Alderman received a MBA from J.L. Kellogg Graduate School of Management in 1989 and is also a graduate of Kenyon College and the Taft School. Currently, Mr. Alderman serves on the board of directors of Telos Corp.

{N0208086 }    6

Previously, Mr. Alderman served as a director of Breeze‑Eastern Corp. (chair-nominating committee and member-Audit Committee and Strategic Planning Committee) from 2007 to January 2012.

James P. Allen was appointed to the Board of Directors in July 2017. Mr. Allen previously served as Executive Vice President and Chief Financial Officer of Global Defense Technology & Systems, Inc. (now known as Sotera Defense Solutions, Inc.), a provider of mission-critical systems and services to the national security agencies of the Federal Government, from May 2009 until September 2010. Previously, Mr. Allen served as the Senior Vice President and Chief Financial Officer of Veridian Corporation, a publicly traded Federal IT services contractor, from May 2000 until its sale to General Dynamics Corporation in August 2003. Prior thereto, he served as Chief Financial Officer for both GRC International, Inc. and CACI International Inc., both publicly traded companies in the Federal IT services sector. Mr. Allen presently serves as non-executive Chairman of the board of directors of Applied Research Associates, Inc., as a Trustee of Noblis, Inc., as a director of Preferred Systems Solutions, Inc., and as Chairman of the board of directors of Tencate Advanced Armor U.S. From October 2004 to August 2017, Mr. Allen served as a member of the board of directors of NCI, Inc. (chair-audit committee and member-compensation committee).

Martin J. Delaney joined the Board of Directors in July 1998. Mr. Delaney is an attorney and was a prominent healthcare executive who began his hospital management career in 1971 as an Assistant Administrator at Nassau County Medical Center. He has been a director of a large regional Health Maintenance Organization on Long Island, the Hospital Association of New York State, the Greater New York Hospital Association, and chairman of the Nassau‑Suffolk Hospital Council. He has been President, CEO and a director of Winthrop University Hospital, Winthrop South Nassau University Health Care Systems, and the Long Island Health Network. He has a graduate degree in health care management from The George Washington University and a law degree from St. John’s University. He has been admitted to practice law in New York State and Federal courts. Mr. Delaney also served as an officer in the U.S. Army Medical Service Corps in the U.S. and Vietnam from 1966-1969, attaining the rank of Captain.
Dr. Elder Granger was elected to our Board of Directors in November 2014. Dr. Granger is a U.S. Army Major General (retired) and the President and Chief Executive Officer of The 5Ps LLC. Dr. Granger previously served as an advisor to DLH on its strategic advisory board from October 2011 until his election to the Board. Dr. Granger served in the U.S. Army for over 35 years and was the Deputy Director and Program Executive Officer of the TRICARE Management Activity, Office of the Assistant Secretary of Defense (Health Affairs) in Washington, D.C. from 2005 to 2009. In this role he served as the principal advisor to the Assistant Secretary of Defense (Health Affairs) on DoD health plan, policy and performance. He oversaw the acquisition, operation and integration of DoD’s managed care program within the Military Health System. Prior to joining TRICARE Management Activity, Dr. Granger led the largest U.S. and multi-national battlefield health system in our recent history while serving as Commander, Task Force 44th Medical Command and Command Surgeon for the Multinational Corps Iraq. Presently, Dr. Granger is the President and CEO of The 5Ps, LLC, a healthcare, education, and leadership consultancy he founded following his retirement from the U.S. Army. Dr. Granger received a B.S. Degree from Arkansas State University and earned his medical degree from University of Arkansas School of Medicine. Upon graduation from the University of Arkansas School of Medicine, he was awarded the Henry Kaiser Medical Fellowship for Medical Excellence and Leadership. Dr. Granger is board certified by the American College of Physician Executives, American Board of Medical Quality, American Board of Internal Medicine, Medical Oncology, Hematology, and holds numerous medical certifications. Additionally, Dr. Granger has earned the CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University. A National Association of Corporate Director, Fellow, Dr. Granger currently serves on the board of directors of Cigna Holding Co., which acquired Express Scripts Holding Co. in December 2018 (member – Compliance Committee and Corporate Governance Committee). He served on the board of Express Scripts Holding from 2015 until its merger with Cigna Holding Co. Dr. Granger is also a current and former advisor or member of the board of directors of additional privately-held companies and also serves on the Board of Trustees of Rosalind Franklin University of Medicine and Science and on the Board of Visitors of the University of Arkansas School of Medicine.
Dr. Frances M. Murphy was elected to the Board of Directors in February 2016. Dr. Murphy is the CEO of Sigma Health Consulting, LLC, a woman-owned, veteran-owned small business, and has held this position since April 2010. Dr. Murphy

{N0208086 }    7

is a health care executive with extensive experience in managing, operating, and transforming large health care organizations. She serves as a consultant with respect to health information technology; leadership development; healthcare management; neuroscience and mental health; women’s health; quality and safety; study design and research management; and veterans’ and military health. She is a board certified neurologist and has extensive leadership experience in public and private sector healthcare organizations. Dr. Murphy had a 20 year career working in the Department of Veterans Affairs at medical centers and in VA Central Office. She served as the Deputy Under Secretary for Health (DUSH) for Health Policy Coordination from 2002 to 2006 and as the Principal DUSH from 1999 to 2002. She retired from VA in 2007 and has served as an independent consultant since that time. Dr. Murphy is a U.S. Air Force veteran, received a M.D. from Georgetown University School of Medicine, a M.P.H. from the Uniformed Services University of Health Sciences, and a B.S. in Biology from the Nazareth College of Rochester.
Zachary C. Parker became Chief Executive Officer and President of DLH Holdings Corp. in February 2010. He has over 25 years of experience with the government services market, including DoD, holding several senior and executive management positions in addition to business development posts. His tenure includes approximately 19 years with Northrop Grumman, seven (7) years with GE Government Services (now Lockheed Martin), and three (3) and two (2) years with VSE Corporation and VT Group, respectively. Prior to joining DLH, Mr. Parker held executive positions, including President and previously Executive Vice President for Business Development, within VT Group, from March 2008 to February 2010. His executive development includes the GE Crotonville Executive Development Program and Darden Executive Leadership Program. Mr. Parker is active in both professional and community associations including the Governmental Affairs Committee and the Veteran Affairs Task Force of the Washington DC-based Professional Services Council and has served as industry co-chair of the Government/Industry Partnership Executive council. Mr. Parker earned his bachelor’s degree from California State University, Northridge (with honors) specializing in Human Factors Engineering and has completed post-graduate studies.
Frederick Wasserman joined the Board of Directors in January 2007 and was appointed as our Chairman in July 2009. Mr. Wasserman is President of FGW Partners, LLC, a financial management consulting firm he started effective May 1, 2008. From August 2005 until December 31, 2006, Mr. Wasserman was the Chief Operating/Financial Officer for Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of the German specialty gift maker, from 2001 to 2005. Mr. Wasserman also served as the Chief Financial Officer of Goebel North America in 2001. Mr. Wasserman began his career in the public accounting profession. He received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School, and has been a Certified Public Accountant. Mr. Wasserman also currently serves as a director of MAM Software Group, Inc. (Chairman of the Board), SMTC Corp. (Chair - Audit Committee and member - Compensation and Management Development and Nominating and Corporate Governance Committees), and Marker Therapeutics, Inc. (formerly, TapImmune, Inc.) (Chairman of the Board and member – Audit Committee, Nominating and Governance Committee, and Compensation Committee). He has previously served as a director of the following companies: Acme Communications, Inc. from December 2006 to June 2013 (chairman-Compensation Committee, member-Audit Committee), Breeze Eastern Corporation from September 2007 to January 2016 (chairman-Audit Committee, member-Compensation Committee), Gilman + Ciocia, Inc. from September 2007 to October 2013 (chairman-Compensation Committee, member-Audit Committee), and National Holdings Corporation from October 2013 to September 2016 (member-Audit Committee and Compensation Committee; Co-Chair- Strategy Committee).

Austin J. Yerks III was elected to our Board of Directors in November 2012. Mr. Yerks has served as a senior executive in the federal marketplace for over 30 years and from April 1998 to October 2011 held senior managerial positions with Computer Sciences Corporation (CSC) and from 2005 to October 2011, he was the President of CSC’s North American Public Sector-Defense and Intelligence Group, which supported its defense and intelligence clients. Prior to that, he was the President of CSC’s Federal Business Development organization, with responsibility for all business development and strategic marketing oversight for the operational business units of CSC’s Federal Sector. Before joining CSC, Mr. Yerks held senior management and marketing positions with other prominent defense companies. Presently, he is the President of AJY III Government Strategies LLC, a company he founded which provides consulting services focused on supporting strategic alliances between commercial firms and Federal agencies. From June 2013 to August 2017, Mr. Yerks served on the board of directors of NCI, Inc. (member – Audit and Nominating/Governance Committees). Mr. Yerks is a member of the board of directors for the National

{N0208086 }    8

Defense Industrial Association and other trade associations that support the government services market. Mr. Yerks holds a Master’s degree in Business Administration from the University of Miami and a Bachelor of Science degree from the United States Military Academy at West Point. He also served ten (10) years in the U.S. Army.

Qualifications of Nominees and Directors
The following table summarizes the specific experience, qualifications, attributes or skills of the nominees for director that led our Board of Directors and Nominating and Corporate Governance Committee to conclude that such persons should serve as directors of DLH:

Directors and Nominees	Relevant Experience and Qualifications

William H. Alderman
Mr. Alderman has approximately 20 years of experience in corporate development and investment banking in the aerospace and defense industry, which are businesses that encompass significant government contracting expertise. He possesses a breadth of knowledge about our business as a result of service on our Board since 2007.

James P. Allen
Mr. Allen possesses strong knowledge and experience in providing financial leadership to public companies in our industry that provide information technology and professional services to the Federal Government. Mr. Allen’s background brings an important capability to the Board, and strengthens the Board’s collective qualifications, skills, and experience.

Martin J. Delaney
Mr. Delaney has extensive experience as an executive in the healthcare industry, with over 35 years of holding management positions in various capacities in healthcare businesses, including service as chief executive of a hospital. From his education and training as an attorney, Mr. Delaney provides the Board with a valuable perspective in considering various matters affecting the Company. He possesses a breadth of knowledge about our business as a result of service on our Board since 1998 and service as senior vice president during 2005.

Dr. Elder Granger
Dr. Granger possesses extensive leadership experience in the government and healthcare sectors having achieved the rank of Major General in the U.S. Army, which included his serving as the Deputy Director and Program Executive Officer of the TRICARE Management Activity, Office of the Assistant Secretary of Defense (Health Affairs) from 2005 to 2009. Through TRICARE, Dr. Granger oversaw the acquisition, operation and integration of the Department of Defense’s managed care program within the Military Health System. Dr. Granger also served as Commander, Task Force 44th Medical Command and Command Surgeon for the Multinational Corps Iraq. Dr. Granger also possesses business experience and healthcare expertise through his healthcare, education, and leadership consultancy and holding numerous medical certifications. Through his experience, Dr. Granger possesses extensive executive leadership qualities and knowledge about the markets in which we compete.

Dr. Frances M. Murphy
Dr. Murphy possesses extensive leadership experience in the government and healthcare sectors having served in leadership capacities at the Department of Veterans Affairs, including holding the positions of Deputy Under Secretary for Health (DUSH) for Health Policy Coordination from 2002 to 2006 and as the Principal DUSH from 1999 to 2002. As Principal DUSH, Dr. Murphy served as the chief operating officer for VA’s integrated healthcare system and managed a $25 billion budget. In her government and independent professional career, Dr. Murphy has developed significant experience in managing and operating large health care organizations and expertise about the markets in which the Company competes. Dr. Murphy’s background brings an important capability to the Board and strengthens the Board’s collective qualifications, skills, and experience.

Zachary C. Parker
Mr. Parker is our President and Chief Executive Officer and has extensive executive experience in the government services industry. As a result of his position as our President and Chief Executive Officer, he has a deep understanding of our operations and strategy and his prior executive experience provides him with significant knowledge of the government services industry.

{N0208086 }    9

Frederick G. Wasserman
Mr. Wasserman has significant business, accounting and financial experience arising from service as Chief Financial Officer and executive officer of Mitchell & Ness Nostalgia Co., Goebel of North American and Papel Giftware as well as 13 years of experience in the public accounting profession. From his experience serving on the boards of numerous companies, including Allied Defense Group, Inc., a government vendor, Mr. Wasserman provides the Company with meaningful management and corporate governance expertise. He possesses a breadth of knowledge about our business as a result of service on our Board since 2007.

Austin J. Yerks III
Mr. Yerks possesses extensive experience in the government services industry, having served as a senior executive of Computer Sciences Corp. for approximately 12 years and a combined three (3) decade career in the federal marketplace. Mr. Yerks is a current or former board member of a number of trade associations that support the government services market and also served for ten (10) years in the U.S. Army. Through his experience, Mr. Yerks possesses significant expertise about the markets in which we compete and as a Board member will be able to provide us with the benefits of such knowledge.

CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended September 30, 2018, the Board of Directors met on 13 occasions. Our Board of Directors determined that as of September 30, 2018, Messrs. Alderman, Allen, Delaney, Granger, Murphy, Wasserman and Yerks satisfied the independence requirements within the meaning of the Nasdaq Marketplace Rules. No member of the Board or any committee failed to attend at least, or participated in fewer than, 75% of the meetings of the Board or of a committee on which such member serves. During all of the regularly scheduled meetings in fiscal year 2018, the Board of Directors met in executive session where only the independent directors were present without any members of management.

During the fiscal year ended September 30, 2018, the Board of Directors had three (3) standing committees: Audit Committee, Management Resources and Compensation Committee, and Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board of Directors. All of the charters of these Board committees, as well as the Company’s corporate governance guidelines, are available at the Company’s website, www.dlhcorp.com (click on “Investors,” then on “Corporate Governance”).
For the fiscal year ended September 30, 2018, a general description of the duties of the committees, their members and number of times each committee met were as follows:
Audit Committee. A copy of the Audit Committee’s amended and restated charter may be viewed on our website at www.dlhcorp.com. Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. As of the end of the 2018 fiscal year, the members of our Audit Committee were, and currently are, Mr. Delaney (Chair), Mr. Alderman, and Mr. Allen. Mr. Allen is designated as our Audit Committee Financial Expert. During the 2018 fiscal year, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2018, the Audit Committee met on 10 occasions.
Management Resources and Compensation Committee. The charter governing the activities of the Management Resources and Compensation Committee (sometimes referred to as the “Compensation Committee”) may be viewed online on our website at www.dlhcorp.com. The Management Resources and Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding

{N0208086 }    10

the compensation of our non-employee directors. As of the end of the 2018 fiscal year, the members of the Management Resources and Compensation Committee were, and currently are, Dr. Murphy (Chair), Dr. Granger and Mr. Yerks. At all times members of the Management Resources and Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2018, this committee met on 7 occasions and acted on unanimous written consent on 4 occasions.
Nominating and Corporate Governance Committee. The charter governing the activities of the Nominating and Corporate Governance Committee may be viewed online on our website at www.dlhcorp.com. Pursuant to its charter, the Nominating and Corporate Governance Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating and Corporate Governance Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The Nominating and Corporate Governance Committee solicits candidates on behalf of DLH to fill any vacancy on the Board. The members of the Nominating and Corporate Governance Committee as of the end of the 2018 fiscal year were, and currently are, Mr. Yerks (Chair), Mr. Delaney, and Mr. Alderman, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2018, this committee met on 2 occasions.
Corporate Governance
Board Leadership Structure
We have separated the positions of chairman of the board and chief executive officer consistent with the view of the Board that such a structure is the most appropriate for us based on the size of the Board as well as the experience of the applicable individuals, the current business environment of our company or other relevant factors. Further, the Board believes that the separation of the positions of chief executive officer and chairman of the board strengthens its governance structure, fosters clear accountability and enhances alignment on corporate strategy. We will continue to review this structure from time to time in accordance with the needs of the Company.
Board’s Role in Oversight of Risk
The Board of Directors does not have a separate risk oversight body but rather manages risk directly and through its committees. In particular, the Board of Directors meets regularly with and is updated by our executive officers on areas of material risk to the Company, including strategic planning and financial, regulatory, legal and operational updates. These reports are provided in connection with every regular Board meeting and are discussed, as necessary, at the meeting. The Board of Directors is also routinely informed of developments that affect our risk profile and those that are material to other aspects of our business. Further, significant transactions and decisions require approval by the Board of Directors, or the appropriate Board committee. The Board of Directors mitigates risks through discussing with management the appropriate level of risk for the Company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks.
Further, the Audit Committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the Audit Committee charter. Our Audit Committee charter provides that the Audit Committee is responsible for monitoring material financial and operating risks of the Company, including monitoring of our internal control over financial reporting and disclosure controls and procedures. On a quarterly basis, management reports to the Audit Committee regarding our various risk areas. The Audit Committee meets regularly with management and our independent registered public accounting firm and addresses risks as the Audit Committee deems appropriate. In addition, each of the other committees of the Board of Directors considers risks within its area of responsibility. For instance, our Management Resources

{N0208086 }    11

and Compensation Committee consider risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Management Resources and Compensation Committee’s responsibilities include annually reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s and our other named executive officers’ compensation, making recommendations with respect to the compensation of our named executive officers, and reviewing our compensation policies and procedures in general.
Nominating Matters
Our Nominating and Corporate Governance Committee considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria. The Nominating and Corporate Governance Committee applies the following general criteria to all candidates:
•Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.
•Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long term objectives of the Company and should be willing and able to contribute positively to our decision making process.
•Nominees should have a commitment to understand the Company and its industries and to regularly attend and participate in meetings of the Board and its committees.
•Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.
•Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all the Company’s shareholders and to fulfill the responsibilities of a director.
•Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.
The re-nomination of existing directors is not to be viewed as automatic, but is based on continuing qualification under the various criteria set forth above. In addition, the Nominating and Corporate Governance Committee considers the existing director’s performance on the Board and any committee thereof. The Nominating and Corporate Governance Committee also considers the backgrounds and qualifications of the directors considered as a group. Although the Company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Corporate Governance Committee will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, the Nominating and Corporate Governance Committee strives to ensure that the Board, when taken as a whole, provides a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Corporate Governance Committee may from time to time review the appropriate skills and characteristics required of Board members, including such factors as business experience, diversity, personal skills in finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

{N0208086 }    12

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations
Any shareholder who desires the Nominating and Corporate Governance Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, DLH Holdings Corp. Nominating and Corporate Governance Committee at the Company’s principal executive offices not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days prior to the first Tuesday in April; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the General Criteria for consideration as a candidate.
Additional Criteria for Notice of Shareholder Nominees
In accordance with our By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (“SEC”); and (e) the consent of each nominee to serve as a director of the Company if so elected.
Shareholder Communications with the Board
Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating and Corporate Governance Committee of the Board of Directors (which is comprised of independent directors).
Attendance at Annual Meetings
All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election. Except in the event of unexpected or unusual circumstances, all nominees and other directors are expected to be present at the annual meeting of shareholders. During the annual meeting of shareholders held on February 8, 2018, all of our directors were present.
Management Resources and Compensation Committee Interlocks
Dr. Frances M. Murphy, Dr. Elder Granger and Mr. Austin J. Yerks served on the Management Resources and Compensation Committee as of the end of the fiscal year ended September 30, 2018. There are no interlocks between our directors and directors of other companies.

{N0208086 }    13

Code of Ethics and Business Conduct
On June 20, 2003, we distributed a company-wide Code of Ethics and Business Conduct and Code of Ethics for our Chief Executive Officer and Chief Financial Officer. Additionally, both of the Codes were posted on our internal intranet website and are available at our internet web address, www.dlhcorp.com. These Codes were adopted by our Board of Directors, and provide employees with a confidential method of reporting suspected Code violations.

Procedures for Determining Executive and Director Compensation

As described above, the Compensation Committee, among other things, assists our Board of Directors in the discharge of its responsibilities with respect to compensation of our executive officers and non-employee directors. In accordance with its charter, the Compensation Committee has the following duties and responsibilities:

•To determine the amount, form and terms of compensation of our Chief Executive Officer and other executive officers, and to take such action, and to direct us to take such action, as it deems necessary or advisable to compensate our Chief Executive Officer and other executive officers in a manner consistent with its determinations, and shall deliberate and vote on all such actions outside the presence of our Chief Executive Officer and other officers.

•To review, at least annually, the performance of our Chief Executive Officer and other executive officers, giving consideration to goals and objectives established for such performance, and, in light of such review, determining each officer’s compensation.

•In accordance with its charter, the Compensation Committee also has authority to establish our general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices.

•In addition, it has authority to administer our equity compensation programs, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of our common stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards, including any such awards to our Chief Executive Officer and other officers.

•With respect to non-employee director compensation, the Compensation Committee reviews such compensation practices and policies and makes recommendations to our Board of Directors as to the amount, form and terms of non-employee director compensation.

In determining its compensation programs and making compensation decisions for our executives, the Compensation Committee, from time to time, reviews general information regarding the compensation practices of other companies, including some that may compete with us for the services of its executives and employees and that information is a factor used by the Compensation Committee in its decisions and in its general oversight of compensation practices. In addition, in developing its understanding of the Company’s position within the marketplace for management talent and to assist it in making decisions to enable us to attract and retain a strong management team, the Compensation Committee reviews national compensation survey data, peer financial performance and compensation information, the Company’s financial performance both against its internal financial targets and its designated peer group, and internal compensation comparability among senior executives. However, it does not use that information to generate specific compensation amounts or targets. Instead, in each compensation decision, the committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to the company of specific individuals.

To assist in its efforts to meet the objectives outlined above, in evaluating compensation decisions in fiscal 2016, the Compensation Committee retained Veritas Executive Compensation Consultants (“Veritas”), an independent consulting firm. Veritas conducted analyses and provided information to the Compensation Committee to assist it in determining whether the

{N0208086 }    14

Company’s executive compensation programs are reasonable and consistent with competitive practices. In addition, the Compensation Committee also engaged Veritas in 2016 to provide advice and recommendations regarding the Company’s compensation practices for its non-employee directors. The Compensation Committee reviewed the independence of Veritas in light of SEC rules and concluded that its work for the Compensation Committee was independent and did not raise any conflict of interest. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the compensation consultant and the Company provided appropriate funding for payment of reasonable compensation to the consultant retained by the Compensation Committee.

As described in greater detail below, following a review and detailed discussion of Veritas’ reports, the Compensation Committee made a recommendation to our Board of Directors regarding modifications to the Company’s director compensation program. The Compensation Committee believes that the analysis presented in fiscal 2016 remains relevant. Additional information concerning the Compensation Committee’s procedures in determining executive compensation is set forth below under the caption “Executive Compensation – Determination of Executive Compensation”.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own, directly or indirectly, more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities we issue. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the 2018 fiscal year.
Director Compensation
For the fiscal year ended September 30, 2018, our non-executive directors were compensated as follows:
•the annual director fee for our non-executive directors was $33,500;
•the Chairman of Board received an additional $9,500;

•the Chairman of the Audit Committee received an additional $4,750 and the Chairman of the Management Resources and Compensation Committee and Chairman of the Nominating and Corporate Governance Committee each received an additional $3,250;
•for fiscal 2018, each non-executive director was granted 12,500 shares for service on the Board during such year, pro rata based on the number of months served during the year. In addition, each non-executive director is eligible for an additional annual grant of 1,250 shares of restricted stock for each committee membership held by a non-executive director. Such shares are granted under the Company’s 2016 Omnibus Equity Incentive Plan (the “2016 Plan”). Further, our Chairman of the Board was granted an additional 2,500 shares of restricted stock under the 2016 Plan. These shares are fully vested on the date of grant, unless otherwise determined by the Management Resources and Compensation Committee; and
•reasonable and customary expenses incurred in attending the Board and committee meetings are reimbursable.
The Compensation Committee periodically evaluates the types, mix, and total compensation of the Company’s outside directors. The Compensation Committee considers the amount of time devoted to Company activities as well as peer and similarly sized and situated companies’ director compensation. Following a recommendation of the Compensation Committee, effective as of October 1, 2018, the board of directors approved changes to our director compensation program for non-employee directors as follows: (i) the annual fee for service on the board of directors for non-employee directors was increased to $40,200; (ii) the annual fee payable to the Chairman of the Board for service in such capacity was increased to $11,400; (iii) the annual fee

{N0208086 }    15

payable to the Chair of the audit committee for service in such capacity was increased to $5,700; and (iv) the annual fee payable to the Chair of other board committees for service in such capacity was increased to $3,900.
Additionally, on December 19, 2018, the Board also granted each non-employee director 12,500 restricted stock units (RSUs) and an additional grant of 2,500 RSUs to our Chairman of the Board for service on the board for the 2019 fiscal year. The grant of RSUs is intended to replace our prior practice of annually granting shares of common stock to our non-employee directors for Board and committee service. The RSUs were granted under our 2016 Plan and entitle the holder to receive an equivalent number of shares of our common stock upon vesting. The RSUs will cliff-vest on September 30, 2019. Generally, upon termination of a director’s Board membership, all unvested RSUs are forfeited. However, the vesting of any unvested RSUs will accelerate upon a director’s death or disability or upon the occurrence of a change in control (as defined in the 2016 Plan).
Summary of Non-Executive Director Compensation
A summary of non-executive compensation for the fiscal year ended September 30, 2018, in whole dollars, is as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William H. Alderman	$34,583	$89,250	$—	$—	$—	$—	$123,833
James P. Allen	$33,500	$18,594	$—	$—	$—	$—	$52,094
Martin J. Delaney	$38,250	$89,250	$—	$—	$—	$—	$127,500
Elder Granger	$33,500	$89,250	$—	$—	$—	$—	$122,750
Frances M. Murphy	$35,667	$81,813	$—	$—	$—	$—	$117,479
Frederick G. Wasserman	$43,000	$96,688	$—	$—	$—	$—	$139,687
Austin J. Yerks III	$36,750	$89,250	$—	$—	$—	$—	$126,000

(1)On November 9, 2017, we granted an aggregate of 93,125 shares of restricted stock to our then-current non-executive directors as follows: Mr. Alderman-15,000 shares; Mr. Allen – 3,125 shares; Mr. Delaney-15,000 shares; Dr. Granger – 15,000 shares; Dr. Murphy-13,750 shares; Mr. Wasserman-16,250 shares; and Mr. Yerks-15,000 shares. The closing price of our common stock on such date was $5.95. “Stock Awards” reflect the portion of restricted stock grants awarded to non-employee directors under the Company’s 2016 Omnibus Equity Incentive Plan that was recognized by the Company as a compensation expense in fiscal year 2018 in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation. The grant date fair value per share is the closing price for the Company’s stock on the grant date. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended September 30, 2018.

Excludes restricted stock awards granted to our non-executive directors on November 9, 2018. On such date we granted a total of 101,667 shares of restricted stock to our non-executive directors as follows: Mr. Alderman-15,000 shares; Mr. Allen-13,333 shares; Mr. Delaney-15,000 shares; Dr. Granger – 14,167 shares; Dr. Murphy – 13,750 shares; Mr. Wasserman-15,417 shares; and Mr. Yerks-15,000 shares. Also excludes restricted stock units granted to our non-executive directors on December 19, 2018. On such date we granted a total of 90,000 restricted stock units to our non-executive directors as follows: Mr. Alderman-12,500 shares; Mr. Allen-12,500 shares; Mr. Delaney-12,500 shares; Dr. Granger – 12,500 shares; Dr. Murphy – 12,500 shares; Mr. Wasserman-15,000 shares; and Mr. Yerks-12,500 shares.

As of September 30, 2018, the outstanding number of restricted stock awards held by our current non-employee directors was: Mr. Alderman -31,381; Mr. Allen-3,125; Mr. Delaney-138,125; Dr. Granger – 45,625; Dr. Murphy – 28,125; Mr. Wasserman-129,500; and Mr. Yerks-71,875.

{N0208086 }    16

Report of the Audit Committee of the Board of Directors
The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm, WithumSmith+Brown, PC, is responsible for expressing an opinion as to the conformity of our audited financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee:
•Reviewed and discussed the audited financial statements with DLH’s management and its independent registered public accounting firm;
•reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States, their judgments as to the Company’s accounting principles and including the matters required to be discussed with the Audit Committee by AS 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board and approved by the Securities and Exchange Commission;
•received the written disclosures and the letter from our independent registered public accounting firm required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board, and has discussed with our independent registered public accounting firm their independence;
•discussed with management and the independent registered public accountants the quality and adequacy of the Company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks; and
•recommended to the Board of Directors of DLH, on the basis of the foregoing statements, that the audited financial statements be included in DLH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 for filing with the SEC.

The Audit Committee:
Martin J. Delaney, Chair, William Alderman, and James P. Allen
The presentation of this report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except to the extent we specifically incorporate this report by reference therein.
Business Experience of Executive Officers
Set forth below is information regarding each of our executive officers as of the Record Date. Further information about Mr. Parker is presented below under the heading “Business Experience of Board of Directors and Nominees.”

Name	Age	Position
Zachary C. Parker	61	President, Chief Executive Officer and Director
Kathryn M. JohnBull	59	Chief Financial Officer
Kevin Wilson	53	President, DLH Solutions, Inc.
Helene Fisher	54	President, Danya International LLC
Kathryn M. JohnBull was named Chief Financial Officer on June 25, 2012. She has over 25 years of experience within the government services market, principally with publicly‑traded companies which experienced substantial organic and acquisitive growth. From January 2008 to June 2012, Ms. JohnBull was a senior financial executive with QinetiQ North America,

{N0208086 }    17

serving in both corporate and operating group roles, including as Senior Vice President-Finance for its overall operations. From August 2002 to December 2007, Ms. JohnBull served as Operations Segment Chief Financial Officer for MAXIMUS, Inc., a publicly‑traded provider of business process outsourcing, consulting and systems solutions. Prior industry positions, with emphasis on tax and treasury, were with BDM International, Inc. and United Defense. Ms. JohnBull is a certified public accountant and from 1985 to 1988 was with Arthur Andersen & Company as a tax manager and staff member. Ms. JohnBull received a Bachelor of Business Administration, summa cum laude, from the University of Tulsa.
Kevin Wilson was appointed as the President of our subsidiary DLH Solutions in October 2008, previously serving as the Director of DLH Solutions from June 2007 through September 2008. From January 2004 to June 2007, Mr. Wilson served as the Director of Strategic Alliances of government services provider SAIC, Inc., where he was responsible for business development in the domestic and foreign defense markets. From March 1997 to January 2004, Mr. Wilson was the Program Manager for a multiyear defense services contract with Endress Hauser Systems & Gauging. Mr. Wilson also worked at Tracer Research Corporation from January 1990 to March 1997, where he was Project Manager for the United States Air Force, Air Combat Command professional services contract. Mr. Wilson holds a B.S. in Business Marketing from Northwest Missouri State University.
Helene Fisher was appointed as President of our Danya International LLC subsidiary effective January 3, 2017. Ms. Fisher has extensive industry experience working on high profile federal government programs.  Prior to joining DLH, from 2013 to December 2016 she held leadership positions with MAXIMUS Federal Solutions, LLC as Vice President/Program Director, including responsibility for operations and program performance of a major initiative for the Department of Health and Human Services and several Federal Civilian agencies. Previously, she held the position of Vice President, Federal Healthcare – Defense - Homeland Security Solutions with Xerox Federal Solutions, LLC from 2009 to 2012. Earlier in her career she held various senior and managerial positions with Northrop Grumman Information Systems and Lockheed Martin Enterprise Solutions & Services. Ms. Fisher holds Project Management Professional (PMP) and Information Technology Infrastructure Library (ITIL) certifications. Ms. Fisher previously served as a U.S. Army Officer, Signal Corps, Captain. She earned a Bachelor of Science degree in Mathematics/Computer Science from Prairie View A&M University, and a Master of Arts degree in Computer Information and Resources from Webster University.

Vote Required and Board Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock voting at the annual meeting is required for the election of the eight (8) nominees to the Board of Directors. The Board of Directors recommends that you vote FOR the eight (8) nominees for election to the Board of Directors as described in this Proposal 1.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity‑based compensation and are designed to align the interests of our executives with those of our shareholders.
The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Management Resources and Compensation Committee with respect to the fiscal year ended

{N0208086 }    18

September 30, 2018. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay‑for‑performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.
Our Board of Directors is asking shareholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Management Resources and Compensation Committee and Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
Section 14A of the Exchange Act also requires that shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our Annual Meeting of Shareholders held on February 14, 2013, our shareholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our Board.  Our Board subsequently confirmed that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.
Vote Required and Board Recommendation
On this non-binding matter, the affirmative vote of at least a majority of the votes cast at the annual meeting is required to approve this Proposal 2. The Board of Directors believes that voting FOR the compensation of our named executive officers is in the best interest of the Company and the best interests of our shareholders, and therefore, recommends a vote FOR this proposal.
PROPOSAL NO. 3
ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE
COMPENSATION ADVISORY VOTES

In addition to providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers, in this Proposal No. 3, we are asking our shareholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every one, two, or three years, or may abstain.

The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.

{N0208086 }    19

            Since 2013, we have held annual advisory votes on executive compensation, consistent with the vote of our shareholders. After careful consideration, the Board of Directors believes that an executive compensation advisory vote should be held every year, and therefore our Board of Directors recommends that you vote for a frequency of every One Year for future executive compensation advisory votes. The Board of Directors believes that an annual executive compensation advisory vote will facilitate more direct shareholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our shareholders on corporate governance and executive compensation matters. We believe an annual vote would be the best governance practice for our Company at this time. The proxy card provides shareholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Vote Required and Board Recommendation

          On this non-binding matter, a shareholder may vote to set the frequency of the “say on pay” vote to occur every year, every two years, or every three years, or the shareholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the shareholders. The Board of Directors believes that an annual executive compensation advisory vote is in the best interests of the Company and the best interests of our shareholders, and therefore, recommends a vote of “one year” for this proposal.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
WithumSmith+Brown, PC has served as our independent registered public accounting firm since July 2007. The Audit Committee of our Board of Directors has selected WithumSmith+Brown, PC as our independent registered public accountants for the fiscal year ending September 30, 2019, and has directed that management submit the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for ratification by the shareholders at the annual meeting. Shareholder ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm is not required by our bylaws, New Jersey corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal 2019. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders and the Company. Representatives of WithumSmith+Brown, PC are expected to be present in person at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
The Audit Committee of the Board of Directors of DLH has selected WithumSmith+Brown, PC as its independent registered public accounting firm for the current fiscal year. During the 2018 fiscal year, the audit services provided by WithumSmith+Brown, PC consisted of examination of financial statements, services relative to filings with the SEC, and consultation in regard to various accounting matters. The following table presents the total fees for professional audit and non-audit services rendered by our independent registered public accounting firm for the fiscal years ended September 30, 2018 and 2017, and fees for other services rendered by our independent registered public accounting firm during those periods.

{N0208086 }    20

	Year Ended September 30,
	2018	2017
Audit Fees (1)	$297,045	$289,530
Audit‑Related Fees (2)	$38,150	$36,000
Tax Fees (3)	$16,100	$10,000
All Other Fees (4)	$—	$—
Total	$351,295	$335,530

(1)
“Audit Fees” consist of fees for professional services rendered for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings, including registration statements filed with the Securities and Exchange Commissions.

(2)
“Audit‑Related Fees” consist of fees for services that are traditionally performed by the independent registered public accounting firm, including fees billed or accrued primarily for employee benefit plan audits and other attestation services.

(3)	“Tax Fees” consist of fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)	“All Other Fees” consist of fees for those services not captured in the audit, audit‑related and tax categories. The Company generally does not request such services from the independent auditors.
Our Audit Committee has determined that the services provided by our independent registered public accounting firm and the fees paid to them for such services has not compromised the independence of our independent registered public accounting firm.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre‑approve all audit and permissible non‑audit services provided by the independent registered public accounting firm. Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit a detailed description of the audit and permissible non‑audit services expected to be rendered during that year for each of four categories of services provided by the independent registered public accounting firm to the Audit Committee for approval. The four categories of services provided by the independent registered public accounting firm are as defined in the footnotes to the fee table set forth above. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent registered public accounting firm and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre‑approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

{N0208086 }    21

Vote Required and Board Recommendation
The affirmative vote of the holders of a majority of the votes cast at the annual meeting is required for the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for our 2019 fiscal year. The Board of Directors recommends that you vote FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for our 2019 fiscal year as described in this Proposal 4.
EXECUTIVE COMPENSATION
This section provides information, in tabular and narrative formats specified in applicable SEC rules, regarding the amounts of compensation paid to each of our named executive officers and related information. As a smaller reporting company, we have presented such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.
General

The Management Resources and Compensation Committee (the “Compensation Committee”) reviews and establishes the compensation of our executive officers, including the named executive officers, and provides oversight of our compensation programs. The Compensation Committee consists entirely of non-employee, independent members of our Board of Directors and operates under a written charter approved by the Board of Directors.

As stated above, during fiscal 2016, the Compensation Committee engaged Veritas Executive Compensation Consultants (“Veritas”) to provide advice and assistance in carrying out its responsibilities with respect to executive compensation. Specifically, Veritas helped to ensure that the Company’s executive compensation practices were competitive, appropriately designed, and aimed at linking executive compensation to the business and strategic objectives of the Company. Veritas provided the Compensation Committee with competitive market data based on a peer group of companies that DLH competes against for products and/or services, recruits human capital from, and/or are similar in size and/or scope to the Company, and used this peer company data to advise the Compensation Committee as to best practices regarding total compensation arrangements for senior executives. The Compensation Committee believes that the analysis presented in fiscal 2016 remains relevant and considered this data in determining executive compensation in fiscal 2018. Additional information on the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is included under the caption “Corporate Governance – Procedures for Determining Executive and Director Compensation.”

Compensation Objectives and Elements of Executive Compensation
The Board, through the Compensation Committee, annually reviews the manner in which it implements our compensation policies in connection with our executives. Our policies will continue to be designed to align the interests of our executives and senior management with the long-term interests of the shareholders. The primary objectives of our executive compensation program are to:

•	Provide competitive total compensation opportunities that are consistent with opportunities provided to executives at comparable companies;

•	Tie compensation to performance by ensuring that our executives’ total compensation levels vary based on both our short-term financial performance and growth in shareholder value over time;

•	Focus and motivate executives on the achievement of defined objectives; and

•	Reward executives in accordance with their relative contributions to achieving strategic goals and key corporate objectives.

{N0208086 }    22

In designing and administering our executive compensation program, we attempt to strike an appropriate balance among these objectives.
Our executive compensation programs consist of three principal elements:

•	Base salary compensation;

•	Short-term incentive compensation (consisting of cash bonuses); and

•	Long-term incentive compensation (consisting of equity-based awards under the 2016 Omnibus Equity Incentive Plan, and generally awarded in the form of stock options).

We believe that short-term annual cash incentive compensation should be tied directly to both corporate performance and individual performance for the fiscal year, including the achievement of identified goals as they pertain to the areas of our operations for which the executive officer is personally responsible and accountable and other strategic objectives that will grow long-term shareholder value. Under our program, performance above targeted standards results in increased total compensation, and performance below targeted standards results in decreased total compensation.

These components of executive compensation are used together to achieve an appropriate balance between cash and equity compensation and between short-term and long-term incentives. Through the performance criteria embedded in both our short-term incentive programs and long-term awards, a significant portion of each executive officer’s total compensation is at risk, tied both to our annual and long-term performance as well as to the creation of shareholder value.

Determination of Executive Compensation

The Compensation Committee regularly reviews our executive compensation program and its elements. All decisions by the Compensation Committee relating to the compensation of our executive officers are reported to the full board of directors. In determining the compensation of our executive officers, the Compensation Committee evaluates total overall compensation, as well as the mix of salary, cash bonus incentives and equity incentives, using a number of factors including the following:

•Financial and operating performance, measured by attainment of specific objectives including revenue growth, EBITDA growth and new business awards;

•Duties, responsibilities and performance of each executive officer, including the achievement of identified goals for the year as they pertain to the areas of our operations for which the executive is personally responsible and accountable;

•Internal pay equity considerations; and

•Comparative industry market data to assess compensation competitiveness.

Within the context of the overall objectives of our compensation program, the Compensation Committee determined the specific amounts of compensation to be paid to each of our executives during fiscal 2018 based on a number of factors including:

•	Its understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

•	Our executives’ performance during the fiscal year in general and as measured against predetermined company and individual performance goals;

•	The roles and responsibilities of our executives;

{N0208086 }    23

•	The individual experience and skills of, and expected contributions from, our executives;

•	The amounts of compensation being paid to our other executives;

•	Our executives’ historical compensation and performance at our company; and

•	The contractual commitments we have made to our executives regarding compensation.

In addition, the Compensation Committee considered recommendations made by the Board with respect to our Chief Executive Officer’s compensation, and recommendations from the Chief Executive Officer as well as the Board with respect to determinations of compensation paid to the other executive officers. Our senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the Compensation Committee regarding these matters. Further, members of management may provide information to the Compensation Committee that it believes will be helpful to the Compensation Committee in discussing these matters.

Say-on-Pay

The Compensation Committee monitors the results of the annual advisory “say-on-pay” proposal and considers those results as one element in connection with the discharge of its responsibilities. Beginning in 2013, we gave our shareholders an opportunity to provide feedback on our executive compensation program and related proxy disclosure through an advisory vote at our annual shareholders meeting. Shareholders were asked to approve, on an advisory basis, the compensation paid to our named executive officers. A substantial majority of shareholders have indicated approval of the compensation of the named executive officers, with approximately 93% of the votes of the shares present or represented and voting on such matter cast in favor of the proposal at our 2018 annual shareholders meeting. In light of the results of the advisory vote, the Compensation Committee approached decisions regarding executive compensation policies and decisions for 2018 in a manner consistent with 2017. It is currently expected that we will continue to hold annual say-on-pay votes.

Comparative Industry Data

With respect to comparative industry data, the Compensation Committee reviews executive compensation (including the mix of base salary, bonus and equity compensation elements) and evaluates compensation structures of comparable companies, with assistance from the data generated by its compensation consultant in 2016 in determining the comparatives. That group consists of public companies in the same or similar business lines as DLH as well as competitors for executive talent. For these purposes, the Compensation Committee reviewed compensation practices for several comparable companies including:

• Agility Health, Inc. • Amber Road, Inc. • American Software, Inc. • Auxilio Inc. • CRA International Inc. • CryoLife Inc. • CSP Inc. • Diversicare Healthcare Services Inc.	• Edgewater Technology Inc. • Everyday Health, Inc. • Foundation Healthcare, Inc. • Imprivata, Inc. • InterCloud Systems, Inc. • Mattersight Corporation • NCI, Inc. • OmniComm Systems Inc.	• PFSweb Inc. • RCM Technologies Inc. • StarTek, Inc. • Utah Medical Products Inc. • Vasomedical Inc. • WidePoint Corp. • Willdan Group, Inc.

{N0208086 }    24

The analysis included the companies identified above and general industry survey data and considered our need to attract and retain a motivated team of skilled executives. The analysis considered base pay, cash bonus, long-term equity and total compensation data for DLH executives, and compared this information to the competitive market data collected from the group of peer comparators. DLH, however, has not established formal benchmarking targets or objectives for total compensation or the individual elements thereof, and actual compensation may vary significantly from that of the peer group members due to corporate and individual performance.

Summary Compensation Table
The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our each of our named executive officers during the fiscal years ended September 30, 2018 and 2017:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Stock Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Zachary C. Parker,	2018	$425,000	$—	$—	$17,154	$510,000	$6,382	$958,536
President and Chief Executive Officer	2017	$425,000	$—	$—	$—	$385,110	$108,679	$918,789

Kathryn M. JohnBull,	2018	$318,750	$—	$—	$13,478	$286,875	$5,060	$624,163
Chief Financial Officer	2017	$318,750	$—	$—	$17,884	$158,853	$34,946	$530,433

Kevin Wilson,	2018	$241,561	$—	$—	$—	$161,460	$156	$403,177
President, DLH Solutions, Inc.	2017	$232,940	$—	$—	$—	$103,724	$15,948	$325,612

Helene Fisher	2018	$240,058	$—	$—	$89,634	$142,793	$156	$472,641
President, Danya International, LLC	2017	$152,981	$—	$—	$108,548	$98,911	$849	$361,289

(1)	“Salary” is comprised of the cash salary paid to the named executive officers during fiscal 2018 and 2017.

(2)
“Stock Awards” reflect the portion of restricted stock grants awarded to named executive officers under the Company’s 2016 Omnibus Equity Incentive Plan that was recognized by the Company as a compensation expense in fiscal year 2018 and 2017 in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation, and thus may include amounts from awards granted in and prior to 2018. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018.

(3)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2018 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation, and thus may include amounts from awards granted in and prior to 2018. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018.

(4)
The amounts represent the cash performance bonuses awarded to the named executive officers, which are discussed below. Such cash awards were made to the named executive officers in the discretion of the Company’s Board of Directors as recommended by the Management Resources and Compensation Committee, subject to certain performance requirements.

(5)
“All Other Compensation” consists of compensation received from employer matching contributions to the Company’s 401(k) Plan, long term disability insurance premiums and life insurance premiums paid by the Company for each named executive officer. Amounts reported under All Other Compensation includes $156,489 during 2017 related to accrued but unused vacation time that was paid out in cash. In November 2017, the Company made payments to the following named executive officers for accrued unused vacation time. These amounts are included in this table: Zachary Parker -- $108,125; Kathryn JohnBull --$33,681; and Kevin Wilson -- $14,682.

{N0208086 }    25

Narrative Discussion to Summary Compensation Table
Overview
The Summary Compensation Table above quantifies the amount or value of the different forms of compensation earned by or awarded to our named executive officers in fiscal 2018 and 2017 and provides a dollar amount for total compensation. Descriptions of the material terms of each named executive officer’s employment arrangements with us and related information is provided under “Employment Agreements with named executive officers” below. The agreements provide the general framework and some of the specific terms for the compensation of the named executive officers. Approval of the Compensation Committee and/or the Board of Directors is required prior to our entering into employment agreements with its executive officers or amendments to those agreements. However, many of the decisions relating to compensation for a specific year are made by the Compensation Committee and are implemented without changes to the general terms of employment set forth in those agreements.
Awards of options or shares of restricted stock were granted under our 2006 Long Term Incentive Plan, as amended (the “2006 Plan”) until the adoption, in February 2016, of our 2016 Omnibus Equity Incentive Plan (the “2016 Plan”). From and after the adoption of the 2016 Plan, all equity awards are granted under the 2016 Plan. Both plans are administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under those plans. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits. Awards granted under the 2016 Plan are generally only transferable to a beneficiary of a participant upon his or her death. However, the committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable laws.

Base Salary

Our base salary philosophy is to provide reasonable and competitive income to our named executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance. The Compensation Committee approves the salaries for the executive officers. In establishing the salaries, the Compensation Committee balances the need to offer competitive salaries that will limit turnover with the need to maintain careful control of salary and benefit expenses. Individual salaries (except for the salary of the Chief Executive Officer) are recommended by the Chief Executive Officer to the Compensation Committee based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance and experience of the executive officer.

Base salary for each of our named executive officers are generally determined by the employment agreements that we have entered into with each of them; however, the Compensation Committee retains discretion to adjust annual base salary in a manner consistent with the parameters set forth in such employment agreements. For the year ended September 30, 2018, base salary paid to each of our named executive officers is as set forth in the Summary Compensation Table, above, which amounts are consistent with each officer’s employment arrangement with us. The Compensation Committee may increase base salary payable to each of our named executive officers in its discretion based on its assessment of the Company’s performance.

Consistent with their employment arrangements, the Compensation Committee approved increases in the base salaries payable to our named executive officers for fiscal 2018 based on its review of the performance of each officer and the Company’s overall financial results. In light of the increases to base salary approved for fiscal 2017 for our Chief Executive Officer and Chief Financial Officer, the Compensation Committee did not approve an increase to the per annum base salary payable to these officers for fiscal 2018. For fiscal 2018, the Compensation Committee approved increases in base salary for our other named executive officers. The base salaries payable to Mr. Wilson and Ms. Fisher were each increased to $245,000 per annum, based on the Compensation Committee’s review of their respective performance during fiscal 2017.

In making salary determinations for fiscal 2018, the Compensation Committee evaluated the financial and strategic contributions of the executive officers based on overall Company financial performance, business unit financial performance, achievements in implementing our long-term strategy, and the recommendations of the Chief Executive Officer. The

{N0208086 }    26

Compensation Committee gives meaningful weight to the recommendations of the Chief Executive Officer, but the final decisions regarding executive salaries are made by the Compensation Committee. The Chief Executive Officer does not make any recommendations to the Compensation Committee regarding his own compensation. The Chief Executive Officer’s compensation for fiscal 2018 was determined by the Compensation Committee.

For fiscal 2019, the Compensation Committee approved a 4% increase in the base salary payable to Ms. Fisher and Mr. Wilson and a 5% increase in the base salary payable to Ms. JohnBull and Mr. Parker. The Compensation Committee determined that such increases were appropriate based on its review of the performance of the named executives during fiscal 2018.

Performance Bonuses
The Compensation Committee may grant bonuses to our named executive officers and other employees to be identified from time to time by the Chief Executive Officer. Bonus awards available to our named executive officers are initially described in our employment agreements with such persons and may provide for the payment of a bonus that is linked to achievement of key performance objectives as approved by the Compensation Committee. The goal of this program is to reward personnel by providing further compensation based on the achievement of goals that the Compensation Committee and the Board of Directors believe correlate closely with the growth of long-term shareholder value. In addition, as an inducement, from time to time we have agreed to guarantee bonus payments in written employment agreements entered into with certain of our named executive officers. Target corporate performance metrics are approved by the Compensation Committee and are linked to the corresponding terms in our employment agreements with our named executive officers and are based on achievement of key objectives (e.g. revenue, gross margin, and EBITDA and may include other metrics, such as net bookings performance targets) established by the Compensation Committee for each fiscal year. The Compensation Committee will also assign relative weights to different performance targets determined by it for a given period. The determination of whether the performance criteria shall have been attained shall be solely in the discretion of the Compensation Committee.
In addition, under our current employment arrangements with our named executive officers, our Chief Executive Officer may receive a bonus in the sole discretion of the Compensation Committee of up to 100% of his base salary for each fiscal year of employment. Our employment agreement with our Chief Financial Officer provides that she may receive a bonus in the sole discretion of the Compensation Committee of up to 70% of base salary for each fiscal year of employment and our employment arrangements with our other named executive officers provide that each of them may receive a bonus in the sole discretion of the Compensation Committee of up to 50% of base salary for each fiscal year of employment. In each case, bonuses will be based on performance targets and other key objectives established by the Compensation Committee. Targeted bonus will be reduced or increased by 2% of base salary for every 1% of variance between the actual results and the targets, no bonus will be awarded if results are less than 90% of target and no bonus will exceed an amount 20% above the targeted bonus.
At the beginning of fiscal 2018, each executive officer’s individual goals were established, communicated and approved to our named executive officers. At the conclusion of the fiscal year, the Compensation Committee considered whether the goals were met and if they were met, whether they exceeded expectations. In the case of the executives other than the Chief Executive Officer, the Compensation Committee consulted with the Chief Executive Officer in determining annual cash incentive awards. The Chief Executive Officer did not make a recommendation for his own cash incentive award.
Ultimately, the final cash incentive awards were based on the Compensation Committee’s overall evaluation and assessment of the various factors and inputs described above, and made with the intention to compensate the executive officers for their accomplishments as well as to incentivize desired behaviors and outcomes in the future. Following a review of the Company’s performance for fiscal 2018, the Compensation Committee awarded cash bonuses to our named executive officers based on their assessment of the Company’s performance for fiscal 2018 and the performance of the individual executives. The Compensation Committee reviewed the Company’s performance as measured against revenue and adjusted EBITDA targets that were established for fiscal 2018. For our Chief Executive and Chief Financial Officers, revenue and adjusted EBITDA targets accounted for 40% and 60%, respectively, of the bonus potential. For our other named executive officers, incentive awards were designed to reflect their respective contributions to the performance of both our consolidated operations as well as the specific

{N0208086 }    27

business function over which each such officer possessed responsibility. Accordingly, Mr. Wilson’s incentive payment structure provided that achievement of overall corporate revenue and adjusted EBITDA targets would each account for 10% of the total bonus potential and targets for revenue and adjusted EBITDA attributable to our defense and veterans’ health operations were each allocated a 40% weight. Similarly, Ms. Fisher’s incentive payment structure provided that achievement of overall corporate revenue and adjusted EBITDA targets would each account for 10% of the total bonus potential and targets for revenue and adjusted EBITDA attributable to our human services and civilian agency operations were each allocated a 40% weight.
Following the conclusion of our 2018 fiscal year, our Compensation Committee approved cash bonus compensation for our named executive officers as set forth in the table below. In making this determination, the Compensation Committee gave consideration to: (i) achievement of the 2018 corporate objectives described above and (ii) individual performance by the named executive officers. Cash bonuses were then determined by calculating base salary multiplied by their target bonus percentage multiplied by the percent of performance achievement. Based on the foregoing, the approved cash bonuses for the named executive officers for fiscal 2018 are as follows:

Name and Position	% Achievement of 2018 Bonus Target	2018 Cash Bonus
Zachary C. Parker	120.0%	$510,000

Kathryn M. JohnBull	129.0%	$286,875

Kevin Wilson	132.0%	$161,460

Helene Fisher	117.0%	$142,793
Equity Awards

Equity incentive awards are granted under the 2016 Plan. The Compensation Committee has sole discretion in selecting participants for long-term incentive grants and the Compensation Committee approves all equity grants made to our named executive officers. Long-term equity is awarded at the discretion of the Compensation Committee using various factors including the financial performance of the Company, retention considerations, individual performance of the executive and increases or decreases in an executive’s job responsibilities. The Compensation Committee typically employs multi-year vesting of equity incentive awards based in part on the lapse of time as well as the achievement of corporate goals. The Compensation Committee believes that this vesting arrangement focuses executive officers on consistent long-term growth of shareholder value and encourages retention. Equity grants are periodically awarded to the named executive officers as a long-term incentive to increase shareholder value and the performance of our stock price, which directly aligns with the objectives of all shareholders.  At present, the Board does not prescribe any stock ownership guidelines for our executive officers.

In fiscal 2018, the Compensation Committee evaluated the level of equity ownership of each of our named executive officers and further assessed their individual performance in considering whether to grant additional equity awards to our executives. Following and based on such review, in November 2017, the Compensation Committee approved grants of stock option awards to our Chief Executive and Chief Financial Officers. These grants were made at an exercise price of $6.46 per share, the closing market price per share on the date of grant. The grant terms are detailed in the table below. The Compensation Committee’s objective in making these grants to each of our officers was to reward the achievement of performance goals for 2017 and to provide long-term retention incentives. Other than as set forth in the below table, we did not make any equity grants to our named executive officers during fiscal 2018.

{N0208086 }    28

Name	Shares of Common Stock Underlying Stock Options (#)(1)
Zachary C. Parker	35,000

Kathryn M. JohnBull	27,500

(1)	These options vest if the closing price of our common stock equals or exceeds $12.00 per share for ten consecutive trading days, subject to continued service.

Benefits

Our executive officers are eligible to participate in the employee benefit and welfare plans that the Company maintains on similar terms as employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under such plans. We believe that our executive officer benefit and perquisite programs provided are reasonable and competitive with benefits provided to executive officers of our peer group companies, and are necessary to sustain a fully competitive executive compensation program.

Severance Payments

The Company has severance arrangements with certain of its executive officers that apply in the event of a layoff or termination of employment for reasons other than cause, which are incorporated into its employment agreements with each of its named executive officers. These arrangements are described in greater detail below under “Employment Agreements with Named Executive Officers”.

Risk Assessment of Compensation Programs

The Compensation Committee reviews the compensation and benefit programs for the Company’s executive officers and the potential effects of those programs on individual and group behavior and on the risk profile of the Company. The Compensation Committee has determined that those programs do not create incentives with respect to individual or group behavior that are likely to have a material adverse effect upon the Company’s risk profile or approach to risk management.

Effect of Accounting and Tax Treatment on Compensation Decisions

    Section 162(m) of the Internal Revenue Code (the “Code”) imposes a limit on the amount of compensation that we may deduct in any one year with respect to certain “covered employees,” unless certain specific and detailed criteria are satisfied. We have previously sought to structure our short-term non-equity incentive compensation and long-term equity incentive compensation paid to our “covered employees” as performance-based compensation, which generally allowed us to deduct such amounts without being subjected to limits under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, the performance-based compensation exception was repealed, and the scope of persons covered by the limitations on deductibility under Section 162(m) was expanded. The new rules generally apply to taxable years beginning after December 31, 2017 but exempt compensation provided pursuant to a written binding contract in effect on November 2, 2017 that is not modified in any material respect after that date. While we will continue to monitor our compensation programs in light of Section 162(m), as amended, our Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of our Company and our shareholders. As a result, our Compensation Committee will continue to take into account the tax and accounting implications (including with respect to the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, but reserves its right to make compensation decisions based on other factors as well if the Compensation Committee determines it is in its best interests to do so. Accordingly, we may pay compensation at levels that are not deductible under Section 162(m).

{N0208086 }    29

Outstanding Equity Awards at End of 2018

The following table sets forth certain information with respect to outstanding equity awards at September 30, 2018 with respect to the named executive officers.

	Option Awards					Stock Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable	(c) Number of Securities Underlying Unexercised Options (#) Unexercisable		(d) Option Exercise Price ($)	(e) Option Expiration Date	(f) Number of Shares or Units of Stock That Have Not Vested (#)	(g) Market Value of Shares or Units of Stock That Have Not Vested ($)	(h) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	(i) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zachary Parker	300,000	200,000	(1)	$1.03	02/09/20	—	—	—	—
	75,000	—		$1.81	08/18/21	—	—	—	—
	250,000	—	(3)	$0.95	11/21/22	—	—	—	—
	100,000	—	(4)	$1.40	11/08/23	—	—	—	—
	—	35,000	(7)	$6.46	11/29/27	—	—	—	—

Kathryn M. JohnBull	166,334	66,666	(2)	$1.34	06/25/22	—	—	—	—
	75,000	—	(4)	$1.40	11/08/23	—	—	—	—
	200,000	—	(5)	$1.95	09/22/24	—	—	—	—
	—	27,500	(7)	$6.46	11/29/27	—	—	—	—

Kevin Wilson	37,500	—		$1.81	08/18/21	—	—	—	—

Helene Fisher	50,000	200,000	(6)	$5.79	01/03/27	—	—	—	—

(1)	Grant of options pursuant to employment agreement entered into between the Company and Mr. Parker on February 9, 2010.

(2)	Grant of options pursuant to employment agreement entered into between the Company and Ms. JohnBull on June 25, 2012.

(3)	Represents grant of options pursuant to an amendment to Mr. Parker’s employment agreement, entered into as of November 21, 2012.

(4)	Represents grant of performance options awarded to the Company’s named executive officers on November 13, 2013.

(5)	Represents grant of options pursuant to an amendment to Ms. JohnBull’s employment agreement, entered into as of September 22, 2014.

(6)	Represents grant of options to Ms. Fisher as of the commencement of her employment with us on January 3, 2017.

(7)	Represents grant of options awarded by the Compensation Committee on November 29, 2017.

{N0208086 }    30

Additional Information. Each stock option grant reported in the table above was granted under, and is subject to, our 2006 Plan or 2016 Plan. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each named executive officer, the unexercisable options shown above are also unvested. Unvested options are generally forfeited if the named executive officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a named executive officer or a change in control of our company, see “Employment Agreements with Named Executive Officers” below. If a named executive officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the named executive officer’s employment terminates, except as otherwise specifically provided in the his or her employment agreement. For a description of the material terms of the named executive officers’ employment agreements, see “Employment Agreements with Named Executive Officers” below. This table does not reflect prior grants of restricted stock awards that are fully vested and excludes awards granted to our named executive officers subsequent to the end of the fiscal year referenced in the caption to this table.
Employment Agreements with Named Executive Officers
The following are summaries of the employment agreements or other arrangements with our named executive officers. The agreements provide the general framework and the specific terms for the compensation of the named executive officers. Further, each of our employment agreements with our named executive officers includes provisions addressing the amounts and benefits that would be paid or accrue to each of our named executive officers in the event of a termination of their employment under differing circumstances. The following discussion also includes for each named executive officer the provisions of their employment agreements which provide for the payment or accrual of benefits upon the termination of their employment under the following circumstances:

•termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of the company);

•	termination for cause;

•	upon the executive’s disability; or

•	in the event of the executive’s death.

Zachary C. Parker
On February 9, 2010, we entered into an employment agreement with Mr. Zachary C. Parker pursuant to which he became our Chief Executive Officer and President commencing on February 22, 2010. Mr. Parker’s employment agreement also provided for his election to our Board of Directors effective on February 22, 2010. On September 28, 2016, we entered into a new employment agreement with Mr. Parker, to continue his employment as our Chief Executive Officer and President for a term expiring September 30, 2019. The following is a description of our employment arrangements with Mr. Parker, which is qualified in its entirety by reference to the full text of our agreements with Mr. Parker.
Under the terms of his current employment agreement, Mr. Parker’s base salary during fiscal 2018 was $425,000 per annum. Under his 2016 employment agreement, Mr. Parker is eligible to receive a bonus in the sole discretion of the Compensation Committee of up to 100% of his base salary for each fiscal year of employment. The bonus will be based on performance targets and other key objectives established by the committee at the commencement of each fiscal year. During the term of the agreement, he shall also be eligible to receive equity or performance awards pursuant to any long-term incentive compensation plan adopted by the committee or the board of directors.

{N0208086 }    31

Under the 2016 employment agreement, in the event of the termination of Mr. Parker’s employment by us without “cause” or by him for “good reason”, as such terms are defined in the employment agreement, or in the event his employment is terminated due to his disability, he would be entitled to: (a) a severance payment of 24 months of base salary; (b) continued participation in our health and welfare plans for up to 18 months; and (c) all accrued but unpaid compensation. Further, under the new 2016 employment agreement, if within 90 days of a “change in control” (as defined in the new employment agreement) either Mr. Parker’s employment is terminated, or his title, position or responsibilities are materially reduced and he terminates his employment, the Company shall pay and/or provide to him substantially the same compensation and benefits as if his termination was without “cause” or for “good reason”, except that the severance payment shall be made in a lump sum payment. Such payments are subject to limitation to avoid the imposition of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) if such payments would constitute an “excess parachute payment” as defined in Section 280G of the Code.
In the event of the termination of his employment due to his death, Mr. Parker’s estate would be entitled to receive: (i) all compensation accrued but not paid as of the termination date; (ii) continued participation in our health and welfare plans for a period not to exceed 18 months from the termination date; and (iii) payment of a “Pro Rata Bonus”, which is defined as an amount equal to the maximum bonus Mr. Parker had an opportunity to earn multiplied by a fraction, the numerator of which shall be the number of days from the commencement of the fiscal year to the termination date, and the denominator of which shall be the number of days in the fiscal year in which he was terminated. If Mr. Parker’s employment is terminated by us for “cause” or by him without “good reason,” he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation. Upon any termination of the employment on or after the expiration date, other than cause (as defined in the employment agreement), Mr. Parker will be entitled to a severance payment equal to 12 months of his then-current base salary. Pursuant to the employment agreement, Mr. Parker is subject to customary confidentiality, non-solicitation of employees and non-competition obligations that survive the termination of such agreement.
In the event of the termination of his employment, options granted to Mr. Parker will be treated as follows: (i) in the event his employment is terminated for cause, options granted and not exercised as of the termination date shall terminate immediately and be null and void; (ii) in the event Mr. Parker’s employment with us is terminated due to death, or disability, his (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the date of termination shall remain exercisable for a period of 12 months, but in no event after the expiration of the option; (iii) in the event he terminates his employment other than for “good reason”, such options, to the extent vested as of the date of termination, shall remain exercisable for a period of three months following such termination date, but in no event after the expiration of option; (iv) in the event Mr. Parker’s employment is terminated by us without cause, or by him for “good reason”, as such terms are defined in the employment agreement, vested options shall remain exercisable in accordance with the plan under which such options were granted; and (v) in the event of a change in control, as defined in the employment agreement, vested options shall remain exercisable in accordance with the relevant plan. Options granted to Mr. Parker in November 2012 are treated in an identical manner as described above, except that if his employment is terminated by us without cause, or by him for good reason, then to the extent that such options are vested, he shall have a period of twelve months to exercise them.
Kathryn M. JohnBull
On June 29, 2017, we entered into a new employment agreement with Ms. JohnBull to continue as our Chief Financial Officer and Treasurer. The employment agreement with Ms. JohnBull was effective as of June 25, 2017 and will expire September 30, 2020. The following is a summary of the terms of our employment agreement with Ms. JohnBull, which summary is qualified in its entirety by reference to the full text of such agreement.
Under the employment agreement, she will receive a base salary at the initial rate of $318,750 per annum and be eligible to receive an annual bonus of up to 70% of base salary for each fiscal year of employment based on performance targets and other key objectives established by the Compensation Committee. During the term of the agreement, she shall also be eligible to

{N0208086 }    32

receive equity or performance awards pursuant to any long-term incentive compensation plan adopted by the Compensation Committee or the board of directors.
In the event of the termination of Ms. JohnBull’s employment by us without “cause” or by her for “good reason”, as such terms are defined in the employment agreement, she would be entitled to: (a) a severance payment of 12 months of her base salary; (b) continued participation in our health and welfare plans for up to 18 months; and (c) all accrued but unpaid compensation. In the event of death, her estate would be entitled to receive all compensation accrued but not paid as of the termination date, continued participation in our health and welfare plans, and an additional amount based on the maximum bonus she had an opportunity to earn, pro-rated by the number of days elapsed from the start of the fiscal year to the termination date. In the event of the termination of her employment due to disability, she would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date. If Ms. JohnBull’s employment is terminated by us for “cause” or by her without “good reason,” she is not entitled to any additional compensation or benefits other than her accrued and unpaid compensation. Upon termination of her employment on or after the expiration date, other than for cause, Ms. JohnBull will be entitled to the severance payment. Subject to limitation to avoid the imposition of the excise tax imposed under the Internal Revenue Code of 1986, if within 90 days of a “change in control” (as defined in the new employment agreement) either Ms. JohnBull’s employment is terminated, or her title, position or responsibilities are materially reduced and she terminates her employment, the Company shall pay and/or provide to her (i) a payment of 150% of her base salary; (ii) continued participation in our health and welfare plans; and (iii) all accrued but unpaid compensation. In the event of the termination of her employment, including in connection with a change in control, options granted to Ms. JohnBull, to the extent vested, will remain exercisable in accordance with the terms of the plan under which such options were granted. Pursuant to the employment agreement, Ms. JohnBull remains subject to customary confidentiality, non-solicitation, and non-competition obligations that survive the termination of the agreement.
Helene Fisher
Effective January 3, 2017, we hired Ms. Fisher as the President of our Danya International subsidiary. Ms. Fisher is an employee at-will and entered into our standard employment offer letter that we provide to new employees. Pursuant to her offer, Ms. Fisher received an initial base salary payable at the rate of $215,000 per annum and her base salary through the end of fiscal 2018 was $245,000. She may receive an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee.
Pursuant to her offer letter, we granted Ms. Fisher options to purchase 250,000 shares of common stock under the Company’s 2016 Plan which vest as follows: (i) 50,000 options vest on the first anniversary of the date of grant, (ii) 66,667 options will vest if the closing price of our common stock equals or exceeds $8.00 per share for ten consecutive trading days, (iii) 66,667 options will vest if the closing price of our common stock equals or exceeds $10.00 per share for ten consecutive trading days; and (iv) the remaining 66,666 options will vest if the closing price of our common stock equals or exceeds $12.00 per share for ten consecutive trading days, in each case subject to continued service. The options, to the extent vested, shall be exercisable for a period of ten years. In the event of the termination of her employment, the options will, to the extent vested, remain exercisable in accordance with the terms of the 2016 Plan. In addition, Ms. Fisher is subject to customary confidentiality and non-compete obligations that survive the termination of her employment with us.
As of June 4, 2018, we entered into a Change in Control, Severance and Covenant Agreement (the “Severance Agreement”) with Ms. Fisher to provide her with certain post-termination payments and benefits if her employment is terminated by us without “cause” or by her for “good reason”, as those terms are defined in the Severance Agreement. These termination payments and benefits include the following: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date; and (c) all compensation accrued but not paid as of the termination date.
Further, the Severance Agreement provides that if her employment is terminated in connection with a change of control, subject to limitation to avoid the imposition of the excise tax imposed under the Internal Revenue Code, she would be eligible for

{N0208086 }    33

the following: (i) accrued compensation; (ii) continuation benefits; (iii) as severance, a payment of base salary for a period of twelve months. Such arrangement would also provide that if the payments due in the event of a change in control would constitute an “excess parachute payment” as defined in Section 280G of the Code, the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. In the event of the termination of her employment was due to death or disability, Ms. Fisher or her estate, as the case may be, would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 12 months. If her employment is terminated by us for “cause” or by her without “good reason,” she would not be entitled to any additional compensation or benefits other than accrued and unpaid compensation. The Severance Agreement also provides that in the event of the termination of her employment with the Company other than for cause, any equity awards held by her as of the date of such termination, to the extent vested, shall remain exercisable in accordance with the Company’s equity compensation plans.

The Severance Agreement does not otherwise modify any of the other payments or benefits to which she was entitled under the terms of her prior compensation arrangements with the Company. In addition, Ms. Fisher remains subject to customary confidentiality, non-solicitation, and non-competition obligations that survive the termination of her employment.

Kevin Wilson

Effective October 1, 2013, we entered into a new employment agreement with Mr. Wilson pursuant to which he has continued to serve as the President of DLH Solutions for a term expiring September 30, 2015, which was subsequently further extended for two additional years to September 30, 2017. For fiscal 2018, the Compensation Committee approved an increase in his base salary to $245,000 agreement. Mr. Wilson may receive an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee. Pursuant to the terms of the employment agreement entered into with Mr. Wilson in 2013, he remains subject to customary confidentiality and non-compete obligations that survive the termination of such agreement.

Stock Option Plans

2016 Omnibus Equity Incentive Plan

Our shareholders approved the 2016 Plan at the annual meeting held on February 25, 2016 and on February 8, 2018 approved an amendment to the 2016 Plan to increase the number of shares reserved for issuance pursuant to awards granted under the 2016 Plan to 2,500,000 shares. Shares that are subject to issuance upon exercise of an award granted under the 2016 Plan but which cease to be subject to such award (other than due to the exercise of such award), and shares that are subject to an award that is granted under the 2016 Plan but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2016 Plan. Under the 2016 Plan, we may grant options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards to eligible participants. As of September 30, 2018, there were 2,500,000 shares of common stock reserved for issuance pursuant to awards under the 2016 Plan. As of the Record Date, there were outstanding (i) options to purchase 582,500 shares under the 2016 Plan, with exercise prices ranging from $5.79 to $6.46 and (ii) a total of 378,542 shares granted pursuant to restricted stock and restricted stock unit awards under the 2016 Plan.

Administration. Subject to the reservation of authority by our board of directors to administer the 2016 Plan and act as the committee thereunder, the 2016 Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2016 Plan. The Compensation Committee may grant awards subject to vesting schedules or restrictions and contingencies in the Company’s favor. Awards may be subject to acceleration such that they become fully vested, exercisable and released from any restrictions or contingencies upon the occurrence of a change of control (as defined in the 2016 Plan).

{N0208086 }    34

Eligibility. Options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the 2016 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or non-qualified stock options. Awards may be granted under the 2016 Plan, as determined by the Compensation Committee, to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees.

Stock Options. The Compensation Committee may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Compensation Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted; provided, however, that in the case of an incentive stock option granted to a participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the company or any subsidiary, the option price per share shall be no less than 110% of the fair market value of one share on the date of grant. Fair market value of the common stock is generally equal to the closing price for the common stock on the principal exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Options are subject to terms and conditions set by the Compensation Committee. The 2016 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the participant, any other form of consideration approved by the Compensation Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the 2016 Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Compensation Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2016 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Compensation Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Committee may determine.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2016 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals). Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2016 Plan, and are also available as a form of payment of performance awards granted under the 2016 Plan and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as

{N0208086 }    35

otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Compensation Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Compensation Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals. At the Compensation Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following performance criteria, as set forth in the 2016 Plan.

No Repricing. The 2016 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events, or in connection with a change in control of the company) unless shareholder approval is obtained. For purposes of the 2016 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award under the 2016 Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of our common stock (except in connection with a change in control, or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by the company or a subsidiary or with which the company or a subsidiary combines), or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the principal exchange.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the 2016 Plan and awards will be made as the Compensation Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the 2016 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2016 Plan, and the limits on the number of awards that any person may receive.

Adjustments upon Merger or Change in Control. The 2016 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

{N0208086 }    36

Termination of Employment. Subject to the parameters set forth in the 2016 Plan, the Compensation Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The 2016 Plan will be effective upon the date of shareholder approval and may be amended or terminated by our board of directors except that shareholder approval is required for any amendment to the 2016 Plan which increases the number of shares of common stock available for awards under the 2016 Plan, expands the types of awards available under the 2016 Plan, materially expands the class of persons eligible to participate in the 2016 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the 2016 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the 2016 Plan. The 2016 Plan will expire on the tenth anniversary of its effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

2006 Long Term Incentive Plan

Until the adoption of the 2016 Plan, we used the 2006 Plan as the vehicle for granting equity awards to our directors, officers, employees and other eligible participants. The 2006 Plan expired ten years following its approval by our shareholders in April 2006. The 2006 Plan was administered by our Compensation Committee. As of the Record Date, there were 1,593,000 shares of common stock reserved for issuance pursuant to outstanding awards granted under the 2006 Plan.
Equity Compensation Plan Information
We presently utilize one shareholder approved equity compensation plan under which we make equity compensation awards available to officers, directors, employees and consultants. The table set forth below discloses outstanding and available awards under our equity compensation plans as of September 30, 2018. All grants of equity securities made to executive officers and directors are presently made under the 2016 Plan. Prior to the adoption of the 2016 Plan, awards of equity securities were made under the 2006 Plan.

Equity Compensation Plan Information*
Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted Average exercise price of outstanding options, warrants and rights (or fair value at date of grant)	(c) Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders:	2,134,000	$4.31	1,660,625

*
Shares included in column (a) of this table are issuable upon exercise of options granted under both the 2016 Plan and 2006 Plan. Shares set forth under column (c) of this table are issuable under our 2016 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date with respect to each nominee, director, and named executive officer as defined in Item 402(a)(3) of Regulation S-K, and the nominees, directors and executive officers of DLH as a group, and to the persons known by DLH to be the beneficial owner of more than five percent of any class of its voting securities. Securities entitled to vote at this annual meeting are DLH’s common stock. Each share entitles its holder to one vote on each matter submitted to shareholders. As of the Record Date, there were 12,036,161 shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director, nominee and executive officer, (ii) all directors, nominees and executive officers as a group, and (iii) persons (including any “group” as

{N0208086 }    37

that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of our common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. Except as otherwise noted below, the address for each person or entity listed in the table is: DLH Holdings Corp., 3565 Piedmont Road NE, Bldg. 3, Suite 700, Atlanta, GA 30305.

Name	Number of Shares Currently Owned(1)	Percent of Outstanding Stock
Directors and Officers
William H. Alderman (2)	52,536	*

Martin J. Delaney (2)	263,146	2.2%

Elder Granger (2)	73,316	*

Dr. Frances M. Murphy (2)	41,875	*

Zachary C. Parker (3)	1,102,356	8.5%

Frederick G. Wasserman (2)	207,831	1.7%

Austin J. Yerks III (2)	86,875	*

James P. Allen (2)	16,458	*

Kathryn M. JohnBull (4)	638,154	5.1%

Kevin Wilson (5)	342,506	2.8%

Helene Fisher (6)	251,200	2.0%

All officers, directors and nominees as a group 11 persons (2)(3)(4)(5)(6)	3,076,253	22.3%

5% Holders
Jeffrey A. Hoffman Revocable Trust (7)	656,231	5.5%
11810 Grand Park Ave., Suite 500 North Bethesda, MD 20852
Bernard J. Korman (7)	751,712	6.2%
2129 Chestnut Street Philadelphia, PA 19103
Polar Asset Management Partners, Inc. (7)	823,500	6.8%
401 Bay Street, Suite 1900 P.O. Box 19 Toronto, A6 M5H 2Y4
Wynnefield Partners Small Cap Value LP (8)(9)	1,084,968	9.0%
450 Seventh Ave New York, NY 10123
Wynnefield Partners Small Cap Value LP I (8)(10)	2,014,512	16.7%
450 Seventh Ave New York, NY 10123
Wynnefield Partners Small Cap Value Offshore Fund, Ltd. (8)(11)	752,016	6.2%
450 Seventh Ave New York, NY 10123
Wynnefield Capital Profit Sharing Plan (8)(12)	151,487	1.3%
450 Seventh Ave New York, NY 10123

*	Less than 1 percent.

{N0208086 }    38

(1)	Ownership consists of sole voting and investment power except as otherwise noted.

(2)	Excludes restricted stock units (RSUs) granted to each of our non-employee directors as of December 19, 2018, none of which will vest within 60 days of the Record Date.

(3)	Includes vested options to purchase 700,000 shares of common stock and 235,000 options which are subject to performance-based vesting requirements.

(4)	Includes vested options to purchase 431,334 shares of common stock and 94,166 options which are subject to performance-based vesting requirements.

(5)	Includes vested options to purchase 37,500 shares of common stock.

(6)	Includes vested options to purchase 50,000 shares of common stock and 200,000 options which are subject to performance-based vesting requirements.

(7)	Beneficial ownership is based on Schedule 13G or Form 13F, as filed with the SEC.

(8)	Beneficial ownership is based upon Schedule 13D, Schedule 13D/As, Form 3, and Form 4s filed with the SEC.

(9)
Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P., as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P., has an indirect beneficial ownership interest in the shares of common stock that Wynnefield Partners Small Cap Value L.P. directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of common stock. Includes 17,694 shares which may be issued upon the exercise of outstanding warrants.

(10)
Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P. I, as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P. I, has an indirect beneficial ownership interest in the shares of common stock that Wynnefield Partners Small Cap Value L.P. I directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of common stock. Includes 25,201 shares which may be issued upon the exercise of outstanding warrants.

(11)
Listed shares are directly beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd., as members of a group under Section 13(d) of the Exchange Act. Wynnefield Capital, Inc. as the sole investment manager of Wynnefield Small Cap Value Offshore Fund, Ltd., has an indirect beneficial ownership interest in the shares of common stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns. Mr. Obus and Mr. Landes, as principal executive officers of Wynnefield Capital, Inc., have an indirect beneficial ownership interest in the shares of common stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns. Includes 10,724 shares which may be issued upon the exercise of outstanding warrants.

(12)
Wynnefield Capital Inc. Profit Sharing Plan directly beneficially owns the listed shares of our common stock. Mr. Obus has the power to vote and dispose of Wynnefield Capital, Inc. Profit Sharing Plan’s investments in securities and has an indirect beneficial ownership interest in the shares of common stock directly beneficially owned by Wynnefield Capital, Inc. Profit Sharing Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AND DIRECTOR INDEPENDENCE

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning five percent or more of our common stock since the beginning of our last fiscal year. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation and Related Information.”

Approval for Related Party Transactions
Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal shareholders, including their immediate family members and affiliates, our Audit Committee, all of the members of which are independent, reviews the terms of any and all such proposed material

{N0208086 }    39

related party transactions. The results of this review are then communicated to the entire Board of Directors, which has the ultimate authority as to whether or not we enter into such transactions. We will not enter into any material related party transaction without the prior consent of our Audit Committee and our Board of Directors. In approving or rejecting the proposed related party transaction, our Audit Committee and our Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee and our Board of Directors determine in the good faith exercise of their discretion.
Independence of our Board of Directors and its Committees
The listing rules established by the Nasdaq Stock Market, LLC require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. Our Board of Directors reviewed all relevant transactions or relationships between each director, or any of his family members, and our Company and has affirmatively determined that each of our current directors, other than Zachary C. Parker (our Chief Executive Officer), are independent directors under the applicable guidelines noted above. Our Board of Directors currently has three committees: the Audit Committee, the Management Resources and Compensation Committee, and the Nominating and Corporate Governance Committee. All of the members of our Audit, Nominating and Corporate Governance and Management Resources and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations.
HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are our shareholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, DLH Holdings Corp., 3565 Piedmont Road, NE, Bldg. 3-700, Atlanta, Georgia 30305 or call at (866) 952-1647. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Shareholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to our corporate secretary at our principal executive offices.

SHAREHOLDER PROPOSALS

By-law Provisions. In accordance with our by-laws, a shareholder who desires to present a proposal for consideration at next year’s annual meeting must submit the proposal no later than the close of business on the date that is 90 days prior to the

{N0208086 }    40

anniversary date of the immediately preceding annual meeting. The submission should include the proposal and a brief statement of the reasons for it, the name and address of the shareholder (as they appear in our stock transfer records), the number of shares beneficially owned by the shareholder and a description of any material interest that the shareholder may have in the proposal. Proposals should be addressed to our corporate secretary at our principal executive offices.
Eligibility to Submit a Proposal. Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.
Inclusion in Next Year’s Proxy Statement. Notwithstanding the Company’s by-law provisions cited above, a shareholder who desires to submit a proposal to fellow shareholders at the Company’s annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, must notify the Company of such proposal in a writing received at its executive offices no later than September 30, 2019.
Presentation at Meeting. Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our next annual meeting of shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 14, 2019, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.
ADDITIONAL INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov. For further information about DLH Holdings Corp., please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2018. Each such report is publicly available on our website at www.dlhcorp.com. You may also obtain a copy of our Annual Report on Form 10-K and other public filings without charge by sending a written request to our Chief Financial Officer, DLH Holdings Corp., 3565 Piedmont Road, NE, Bldg. 3-700, Atlanta, Georgia 30305. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of DLH entitled to vote at the annual meeting of shareholders.

{N0208086 }    41

OTHER BUSINESS
As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the annual meeting is that herein above set forth. If any other matter or matters are properly brought before the annual meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,
Victor J. DiGioia, Secretary
January 28, 2019
REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS. IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

{N0208086 }    42

Fitch Proof - 11310-DLH Holdings Proxy Card Rev 05 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

DLH HOLDINGS CORP.

As a shareholder of DLH Holdings Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 P.M., Eastern Time, on March 20, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 4, AND FOR A FREQUENCY OF "1 YEAR" FOR PROPOSAL 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The Board of Directors recommends a vote "FOR" proposals 1, 2 and 4, and for a frequency of "1 YEAR" for proposal 3:

(1) William H. Alderman
(2) James P. Allen
(3) Martin J. Delaney
(4) Dr. Elder Granger
(5) Dr. Frances M. Murphy
(6) Zachary C. Parker
(7) Frederick G. Wasserman
(8) Austin J. Yerks III

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. An Advisory Vote regarding the approval of compensation paid to our named Executive Officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

1 Year	2 Years	3 Years	ABSTAIN
☐	☐	☐	☐

4. Ratification of Independent Registered Public Accounting Firm.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________________**Signature, if held jointly**______________________________ **Date**____________, **2019**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

{N0208086 }

Fitch Proof - 11310-DLH Holdings Proxy Card Rev 05 - Back

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DLH HOLDINGS CORP.

The undersigned appoints Zachary C. Parker and Frederick G. Wasserman and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of DLH Holdings Corp. held of record by the undersigned at the close of business on January 22, 2019 at the Annual Meeting of Shareholders of DLH Holdings Corp. to be held on March 21, 2019, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2 AND PROPOSAL 4, FOR A FREQUENCY OF ONE YEAR FOR PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

{N0208086 }